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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2010

TRIMAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 631-5400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

TriMas Corporation (the “Corporation”) issued a press release and held a teleconference on October 28, 2010, reporting its financial results for the third quarter ending September 30, 2010.  A copy of the press release and teleconference visual presentation are attached hereto as exhibits and are incorporated herein by reference.  The press release and teleconference visual presentation are also available on the Corporation’s website at www.trimascorp.com.

The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Corporation under the Securities Act of 1933 or the Exchange Act.

Item 9.01  Financial Statements and Exhibits.

(d)            Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release

99.2	The Corporation’s visual presentation titled “Third Quarter 2010 Earnings Presentation”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	October 28, 2010	By:	/s/ David M. Wathen
		Name:	David M. Wathen
		Title:	Chief Executive Officer